UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2017

ARCHROCK PARTNERS, L.P.
__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-8000

Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Long-Term Incentive Plan
On April 26, 2017, the unitholders of Archrock Partners, L.P. (the “Partnership”) approved the Archrock Partners, L.P. 2017 Long-Term Incentive Plan (the “LTIP”) at a special meeting of unitholders (the "Special Meeting"). The LTIP was declared effective by its terms on the date of approval by the unitholders.
The LTIP, which was also approved by the board of directors of Archrock GP LLC, the general partner of Archrock General Partner, L.P., the general partner of the Partnership, is a plan under which eligible directors, employees or consultants of the Partnership or its affiliates providing services, directly or indirectly, for the Partnership or its affiliates, may receive incentive compensation awards in the form of options, unit appreciations rights, restricted units, phantom units, cash awards, performance awards, bonus awards, distribution equivalent rights and other unit-based awards.
The LTIP is administered by the compensation committee of the board of directors of Archrock GP LLC (the "Committee"), which has authority to, among other things, (i) designate participants; (ii) determine the type or types of awards to be granted to a participant, (iii) determine the number of common units to be covered by awards; (iv) determine the terms and conditions of any award; and (v) determine whether, to what extent, and under what circumstances awards may be settled, exercised, canceled or forfeited.
The maximum aggregate number of common units available for issuance under the LTIP is 2,000,000 common units. The LTIP is effective until the tenth anniversary of the date of unitholder approval or, if earlier, the date terminated by the Archrock GP LLC board of directors or the plan administrator or the date all available common units under the LTIP have been paid or issued.
The foregoing description of the LTIP in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the previously reported information regarding the LTIP set forth in, and the form thereof attached as Exhibit A to, the Partnership’s definitive proxy statement filed on March 20, 2017.
Director Phantom Unit Award Notice
On April 26, 2017, the Committee adopted a form of Director Phantom Unit Award Notice, which sets forth the terms of phantom units granted under the LTIP to non-employee directors. Among other things, the Director Phantom Unit Award Notice provides for (i) notice of the amount and vesting schedule of the award, (ii) immediate vesting of the unvested portion of the award in the event of (a) the grantee’s termination of service as a director as a result of death or disability, (b) the grantee’s not being reelected as a director or (c) the consummation of a change of control is consummated, subject to the grantee’s continued service as a director through the date of such change in control, (iii) forfeiture of the unvested award in the event of the grantee’s termination of service as a director for any reason not described above, (iv) payment of the vested phantom units in our common units, in cash in an amount equal to the fair market value of an equivalent number of common units on the vesting date, or in a combination of the two, as determined by the Committee, (v) non-transferability of the award prior to vesting, and (vi) payment to the grantee in cash equal to each distribution we make in respect of the common units underlying the phantom units, payable as and when such distributions are paid generally to our common unitholders. Awards granted under the Director Phantom Unit Award Notice generally vest ratably over an annual period, subject to the grantee’s continued service as a director of the company through the applicable vesting date.
The foregoing description is qualified in its entirety by reference to the Director Phantom Unit Award Notice, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Employee Phantom Unit Award Notice
On April 26, 2017, the Committee adopted a form of Employee Phantom Unit Award Notice, which sets forth the terms of phantom units granted under the LTIP to employees. Among other things, the Employee Phantom Unit Award Notice provides for (i) notice of the amount and vesting schedule of the award, (ii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of service as a result of death or disability, (iii) immediate vesting of the unvested portion of the award in the event of the grantee’s termination of employment without cause, by the grantee for good reason or due to the grantee’s death or disability, in any case, within 18 months following a change of control, (iv) forfeiture of the unvested award in the event of the grantee’s termination of employment for any reason not described above, (v) payment of the vested phantom units in our common units, in cash in an amount equal to the fair market value of an equivalent number of common units on the vesting date, or in a combination of the two, as determined by the Committee, (vi) non-transferability of the award prior to vesting, and (vii) payment to the grantee in cash equal to each distribution we make in respect of the common units underlying the phantom units, payable as and when such distributions are paid generally to our common unitholders. Awards granted under the Employee Phantom Unit Award Notice generally vest ratably over a forty-two (42)-month period, subject to the grantee’s continued service through the applicable vesting date.
The foregoing description is qualified in its entirety by reference to the Employee Phantom Unit Award Notice, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Special Meeting of unitholders of the Partnership was held on April 26, 2017, at which the unitholders were asked to consider and vote upon (i) approval of the LTIP and (ii) approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt and approve the LTIP proposal.
Under the NASDAQ rules, the proposal required the approval of a majority of the votes cast by the Partnership’s unitholders, provided that the total votes cast on the proposal represent more than 50% of all units entitled to vote. Votes “for” and “against” and abstentions counted as votes cast, while broker non-votes did not count as votes cast for the proposals.
The number of votes cast with respect to the proposal to approve the LTIP were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,110,779	342,905	96,176	—
Because our unitholders adopted and approved the LTIP, the vote on the adjournment of the Special Meeting was not called.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of the Exhibit
10.1	Form of Award Notice and Agreement (Phantom Unit Award with DERs for Non-Employee Directors).
10.2	Form of Award Notice and Agreement (Phantom Units with DERs).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK PARTNERS, L.P.

	By:	Archrock General Partner, L.P., its general partner

	By:	Archrock GP LLC, its general partner

May 2, 2017	By:	/s/ DAVID S. MILLER
David S. Miller
Senior Vice President and Chief Financial Officer

Index of Exhibits

Exhibit Number	Description of the Exhibit
10.1	Form of Award Notice and Agreement (Phantom Unit Award with DERs for Non-Employee Directors).
10.2	Form of Award Notice and Agreement (Phantom Units with DERs).